EXHIBIT 10.75

MEMORANDUM OF UNDERSTANDING FOR WAFER SUPPLY

Whereas Catalyst Semiconductor, Inc. (CSI) wishes to purchase wafers from Oki Electric Industry Co., Ltd. (Oki), and Oki wishes to supply wafers to CSI, the two parties enter this agreement as of July 6, 2000.

Definitions:

Wafers: [*].

Understanding

For the 12 month period from September 1, 2000 through August 31, 2001, CSI agrees to place orders with Oki and Oki agrees to deliver the wafer quantities as stated below:

          [*]:          [*]

          [*]:          [*]

The price of wafers for the period from September 1, 2000 through August 31, 2001 shall be determined as follows:

          [*]:          $[*]

          [*]:          $[*]

In case there is any deviation from the [*] delivery schedule, [*].

CATALYST SEMICONDUCTOR, INC.	OKI ELECTRIC INDUSTRY, CO. LTD.
/s/ Hideyuki Tanigami	/s/ Hisao Baba

Name: Hideyuki Tanigami Title: Chairman of the Board	Name: Hisao Baba Title: Vice President & General Manager Marketing & Sales Dev., SiSC

22 September 2000	September 22, 2000

Date	Date

[*]	Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.